PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement, dated August 20, 2012,

to Prospectuses dated April 30 and May 1, 2012

This Supplement should be read and retained with the Prospectus for your Annuity. This supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please call us at 1-888-PRU-2888.

_________________________________________________________________________

We are issuing this supplement to reflect changes to the Advanced Series Trust – the addition of two new funds, the repositioning of an existing fund, and a subadvisor change; and a change to certain Annuities purchased in the state of Illinois.

I. Two new fund additions and a fund repositioning.

Effective on or about August 20, 2012, the AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio will be added as new Sub-accounts to the following Annuities: ASL II; ASAP III; APEX II; XT6; XT8; Optimum;
Optimum 4; Optimum Plus; Optimum XTRA; AS Cornerstone; Advisors Choice 2000; Prudential Premier B, L, X; Premier Bb;
Prudential Premier Retirement Variable Annuities – X, B, L, C and Advisors Series; and the Prudential Premier Retirement Variable

Annuity. Also, the AST Horizon Growth Asset Allocation Portfolio will be repositioned, and its name will be changed to the AST J.P. Morgan Global Thematic Portfolio.* Accordingly and where applicable, we make the following disclosure changes to your Prospectus:

•	We replace in your Prospectus all references to the AST Horizon Growth Asset Allocation Portfolio with AST J.P. Morgan Global Thematic Portfolio.

•	We add the names AST MFS Large-Cap Value Portfolio and AST Western Asset Emerging Markets Debt Portfolio t o your Prospectus.

•	In the section titled, “Summary of Contract Fees and Charges” we add the following fees for the AST J.P. Morgan Global Thematic Portfolio, the AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio in the table of Underlying Mutual Fund Portfolio Annual Expenses:

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES (as a percentage of the average net assets of the underlying Portfolios)
For the year ended December 31, 2011
UNDERLYING PORTFOLIO	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
Advanced Series Trust
AST J.P. Morgan Global Thematic[1]	0.95%	0.15%	0.00%	0.00%	0.00%	0.00%	1.10%	0.00%	1.10%
AST MFS Large-Cap Value [2]	0.85%	0.16%	0.00%	0.00%	0.00%	0.00%	1.01%	0.00%	1.01%
AST Western Asset Emerging Markets Debt[3]	0.85%	0.21%	0.00%	0.00%	0.00%	0.00%	1.06%	0.05%[4]	1.01%

* The AST Horizon Growth Asset Allocation Portfolio is not available with the Optimum suite of Annuities. Therefore, the disclosure changes for the AST Horizon Growth Asset Allocation Portfolio that are described in this Supplement do not apply to your Prospectus if you own an Optimum, Optimum Four, Optimum Plus or Optimum XTra Annuity.

1 Effective August 20, 2012, the AST Horizon Growth Asset Allocation Portfolio will change its subadviser, investment objective, policies, strategy, expense structure, and its name to the AST J.P. Morgan Global Thematic Portfolio. The fees and expenses identified in this table reflect these changes and are estimates based in part on assumed average daily net assets of $1.5 billion for the Portfolio (i.e., the approximate amount of the Portfolio’s net assets as of December 31, 2011) for the fiscal year ending December 31, 2012.

2 The AST MFS Large-Cap Value Portfolio will commence operations on or about August 20, 2012. Estimate based in part on assumed average daily net assets of approximately $500 million for the Portfolio for the fiscal period ending December 31, 2012.

3 The AST Western Asset Emerging Markets Debt Portfolio will commence operations on or about August 20, 2012. Estimate based in part on assumed average daily net assets of approximately $650 million for the Portfolio for the fiscal period ending December 31, 2012.

4 Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“AST”) have contractually agreed to waive a portion of their investment management fee so that the effective management fee rate paid by the Portfolio is 0.80% of the average daily net assets of the Portfolio through July 1, 2014. This arrangement may not be terminated or modified prior to July 1, 2014 and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after July 1, 2014 will be subject to review by PI, AST and the Portfolio’s Board of Trustees.

•

In the section titled, “Investment Options” we add the following summary description of the AST J.P. Morgan Global Thematic Portfolio, the AST MFS Large-Cap Value Portfolio and the AST Western Asset Emerging Markets Debt Portfolio to the Investment Objectives/Policies table as follows:

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUBADVISOR
AST Funds
Asset Allocation

AST J.P. Morgan Global Thematic Portfolio: (formerly AST Horizon Growth Asset Allocation Portfolio): seeks capital appreciation consistent with its specified level of risk tolerance. The Portfolio will provide exposure to a long-term strategic asset allocation while having the flexibility to express shorter-term tactical views by capitalizing upon market opportunities globally. The Portfolio will invest across a broad range of asset classes, including, without limitation, domestic equity and debt, international and global developed equity, emerging markets equity and debt, high yield debt, convertible bonds, and real estate investment trusts. The Portfolio will invest primarily in individual securities in order to meet its investment objective and will also utilize derivative instruments for tactical positioning and risk management. Under normal circumstances, approximately 65% of the Portfolio’s net assets (ranging between 55-75% depending on market conditions) will be invested to provide exposure to equity securities and approximately 35% of its net assets (ranging between 25-45% depending on market conditions) will be invested to provide exposure to fixed-income securities. Such exposures may be obtained through: (i) the purchase of “physical” securities (e.g., common stocks, bonds, etc.); (ii) the use of derivatives (e.g., options and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of certain exchange-traded funds.

J.P. Morgan Investment Management, Inc.
Large Cap Value

AST MFS Large-Cap Value Portfolio: seeks capital appreciation. The Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in issuers with large market capitalizations of at least $5 billion at the time of purchase. The Portfolio will invest primarily in equity securities and may invest in foreign securities. The Subadviser focuses on investing the Portfolio's assets in the stocks of companies it believes are undervalued compared to their perceived worth (value companies). The Subadviser uses a “bottom-up” investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative models that systematically evaluate issuers may also be considered.

Massachusetts Financial Services Company
Fixed Income

AST Western Asset Emerging Markets Debt Portfolio: seeks to maximize total return. The Portfolio pursues its objective, under normal market conditions, by investing at least 80% of its assets in fixed-income securities issued by governments, government related entities and corporations located in emerging markets, and related instruments. The Portfolio may invest without limit in high yield debt securities and related investments rated below investment grade (that is, securities rated below Baa/BBB), or, if unrated, determined to be of comparable credit quality by one of the Subadvisers. The Portfolio may invest in Below-investment grade securities that are commonly referred to as “junk bonds”. The Western Asset Emerging Markets Debt Portfolio also may invest up to 50% of its assets in non-U.S. dollar denominated fixed income securities.

Western Asset Management Company; Western Asset Management Company Limited

•

Also in the section titled, “Investment Options,” AST J.P. Morgan Global Thematic Portfolio replace s AST Horizon Growth Asset Allocation Portfolio in both the Group I and Group II lists; and AST MFS Large-Cap Value Portfolio is added to the Group II list.

II. Subadvisor change.

Effective on or about August 20, 2012, Eaton Vance Management will be terminated as a subadvisor on the AST Large-Cap Value Portfolio. Accordingly, in “Investment Options,” the section describing the investment objectives and policies for the AST Large-Cap Value Portfolio will be modified as follows:

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISOR/ SUBADVISOR
AST Funds
Large Cap Value

AST Large-Cap Value Portfolio: seeks current income and long-term growth of income, as well as capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index.

Hotchkis and Wiley Capital Management, LLC

III. Market Value Adjustment Options and 6 and 12 Month DCA Options are no longer available to certain Annuities purchased in the state of Illinois.

For Prudential Premier® Retirement Variable Annuities (X Series, B Series, L Series, C Series and Advisor Series), and the Prudential Premier® Retirement Variable Annuity, effective August 20, 2012, Market Value Adjustment Options and 6 and 12 Month DCA Options are not available in the state of Illinois. If you currently have allocations in the Market Value Adjustment Options and/or a 6 or 12 Month DCA Option, you will not be able to renew those options after they mature.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ADVANCED SERIES TRUST

Supplement dated August 20, 2012 to the

Prospectus dated April 30, 2012

This supplement sets forth changes to the Prospectus, dated April 30, 2012 (the Prospectus), of Advanced Series Trust (the Trust). The Portfolio of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

Changes relating to AST Horizon Growth Asset Allocation Portfolio
(To be Renamed AST J.P. Morgan Global Thematic Portfolio Effective on or about August 20, 2012)

The beneficial shareholders of the AST Horizon Growth Asset Allocation Portfolio (the AST Horizon Portfolio) recently approved an increase in the investment management fee rate paid to the Investment Managers by the Portfolio. As a result, the contractual investment management fee rate inclusive of the underlying funds for the Portfolio will increase from 0.89% to 0.95% of the Portfolio's average daily net assets. The Investment Managers proposed the above-referenced increase in the investment management fee rate in order to be able to retain J.P. Morgan Investment Management Inc. (J.P, Morgan or the New Subadviser) as subadviser for the Portfolio. Such subadvisory arrangement is expected to become effective on or about August 20, 2012. In connection therewith, also on or about August 20, 2012: (i) the Investment Managers will terminate Horizon Investments, LLC as the subadviser for the AST Horizon Portfolio; (ii) the New Subadviser will begin to implement a new investment strategy for the Portfolio; (iii) the name of the Portfolio will be changed from the AST Horizon Growth Asset Allocation Portfolio to the AST J.P. Morgan Global Thematic Portfolio (the AST J.P. Morgan Portfolio or the Portfolio); and (iv) certain changes to the Portfolio's investment objective, performance benchmark, and non-fundamental investment policies will become effective.

The AST Horizon Portfolio currently operates as a fund-of-funds. Under normal circumstances, the AST Horizon Portfolio invests approximately 90% of its assets in other portfolios of the Trust and approximately 10% of its assets in exchange-traded funds (ETFs) rather than investing directly in equity and fixed-income securities and other financial instruments. Upon effectiveness of these changes, the Portfolio will no longer operate as a fund-of-funds. Instead, the New Subadviser will purchase and sell equity and debt securities and other financial instruments to implement the various investment strategies described below. The AST J.P. Morgan Portfolio will, however, remain a global asset allocation investment vehicle. These changes, which are expected to become effective on or about August 20, 2012, are summarized below.

Current Non-Fundamental Investment Policy of AST Horizon Growth Asset Allocation Portfolio	Proposed Non-Fundamental Investment Policy of AST J.P. Morgan Global Thematic Portfolio
Investment Objective: Highest potential total return consistent with its specified level of risk tolerance	Investment Objective: To seek capital appreciation consistent with its specified level of risk tolerance.
Fund-of-Funds: Under normal circumstances, the Horizon Portfolio invests approximately 90% of its assets in other portfolios of the Trust and up to 10% of its assets in ETFs.	Fund-of-Funds: Termination of policy. The AST J.P. Morgan Portfolio may, however, invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder.
Blended Performance Benchmark: Russell 3000 Index: 60% MSCI EAFE Index: 10% Barclays Capital U.S. Aggregate Bond Index: 30%

Blended Performance Benchmark:
Russell 3000 Index: 38.50%
MSCI EAFE Index: 14.0%
MSCI Emerging Markets Free Index: 8.0%
Barclays Capital U.S. Aggregate Bond Index: 30.0%
Barclays Capital HY 2% Constrained Index: 3.0%
FTSE EPRA/NAREIT Developed Index: 4.50%
J.P. Morgan EMBI Global Index: 2.0%

All references to the current AST Horizon Growth Asset Allocation Portfolio are hereby deemed deleted from the Prospectus as of the retention of the New Subadviser and its implementation of a new investment strategy for the Portfolio. The new investment strategy to be implemented by the New Subadviser and the principal risks associated with an investment in the AST J.P. Morgan Portfolio are described below. Depending upon market, economic, and financial conditions as of August 20, 2012 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for the New Subadviser to fully implement its investment strategies for the AST J.P. Morgan Portfolio.

A. The section of the Prospectus entitled "Summary: AST Horizon Growth Asset Allocation Portfolio" is hereby deleted in its entirety and replaced with the following in order to reflect the changes described above.

SUMMARY: AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the AST J.P. Morgan Global Thematic Portfolio (the AST J.P. Morgan Portfolio or the Portfolio) is to seek capital appreciation consistent with its specified level of risk tolerance.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include charges incurred in connection with your variable insurance policy or variable annuity contract (together the contracts). Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses	None
Total Annual Portfolio Operating Expenses	1.10%

*  Effective August 20, 2012, the AST Horizon Growth Asset Allocation Portfolio will change its subadviser, investment objective, policies, strategy, expense structure, and its name to the AST J.P. Morgan Global Thematic Portfolio. The fees and expenses identified in this table reflect these changes and are estimates based in part on assumed average daily net assets of $1.5 billion for the Portfolio (i.e., the approximate amount of the Portfolio's net assets as of December 31, 2011) for the fiscal year ending December 31, 2012.

Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST J.P. Morgan Global Thematic Portfolio	$112	$350	$606	$1,340

Portfolio Turnover. The AST J.P. Morgan Portfolio will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, will affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 131% of the average value of its portfolio. As described above, the Portfolio was known as the AST Horizon Growth Asset Allocation Portfolio during the most recent fiscal year ended December 31. As a result, the portfolio turnover rate above reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Horizon Growth Asset Allocation Portfolio and is not representative in any way whatsoever of the AST J.P. Morgan Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The AST J.P. Morgan Portfolio will provide exposure to a long-term strategic asset allocation while having the flexibility to express shorter-term tactical views by capitalizing upon market opportunities globally. The AST J.P. Morgan Portfolio will invest across a broad range of asset classes, including, without limitation, domestic equity and debt, international and global developed equity, emerging markets equity and debt, high yield debt, convertible bonds, and real estate investment trusts. The New Subadviser will seek to achieve the AST J.P. Morgan Portfolio's investment objective by utilizing a select spectrum of investment strategies that have been developed within the J.P. Morgan organization. The AST J.P. Morgan Portfolio will invest primarily in individual securities in order to meet its investment objective and will also utilize derivative instruments for tactical positioning and risk management, including futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. Other types of derivatives in which the Portfolio may invest include participation notes ("P-Notes") or Low Exercise Price Warrants ("LEPWs") or similar instruments as a way to access certain non-U.S. markets. These instruments are derivative securities which provide investors with economic exposure to an individual stock, basket of stocks, or equity.

Under normal circumstances, approximately 65% of the AST J.P. Morgan Portfolio's net assets will be invested to provide exposure to equity securities and approximately 35% of its net assets will be invested to provide exposure to fixed-income securities. Depending on market conditions, such equity exposure may range between 55-75% of the AST J.P. Morgan Portfolio's net assets and such fixed-income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of "physical" securities ( e.g. , common stocks, bonds, etc.); (ii) the use of derivatives ( e.g. , option and futures contracts on indices, securities, and commodities, currency forwards, etc.); and (iii) the purchase of

Underlying ETFs. More specific information regarding the AST J.P. Morgan Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure		Neutral Exposure	Maximum Exposure
Equities
U.S. Equity	24.50%		36.50%	48.50%
REITs	0.50%		4.50%	8.50%
Developed Intl. Equity	2.0%		12.0%	22.0%
Emerging Intl. Equity	2.0%		8.0%	14.0%
Global Convertibles	0.0%		4.0%	8.0%
Total Equities	55	%*	65%	75	%**
Fixed-Income
U.S. Core Fixed Income	20.0%		30.0%	40.0%
U.S. "High Yield"	0.0%		3.0%	11.0%
Emerging Market Debt	0.0%		2.0%	6.0%
Total Fixed-Income	25	%***	35%	45	%****

*  Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 55% of the AST J.P. Morgan Portfolio's net assets.

**  Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 75% of the AST J.P. Morgan Portfolio's net assets.

***  Notwithstanding the individual minimum exposures for the various fixed-income segments, the minimum combined exposure to fixed-income investments is 25% of the AST J.P. Morgan Portfolio's net assets. Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.

****  Notwithstanding the individual maximum exposures for the various fixed-income segments, the maximum combined exposure to fixed-income investments is 45% of the AST J.P. Morgan Portfolio's net assets. Fixed income futures may also be utilized for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.

Subject to the overall exposures shown above, more specific information regarding the AST J.P. Morgan Portfolio's normal minimum, neutral, and maximum exposures to various sub-asset classes is set forth below.

Sub-Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Total Non-U.S. Assets	15.0%	25.25%	35.0%
Total REITs & Emerging Intl. Equity	5.0%	12.50%	20.0%
Total High Yield & Small-Cap Equity	0.0%*	6.0%	15.0%

 *  The minimum exposure applies to physical securities only. By using derivatives in small-cap equity, the minimum exposure may fall below 0%.

Principal Risks of Investing in the AST J.P. Morgan Portfolio. The risks identified below are the principal risks of investing in the AST J.P. Morgan Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the AST J.P. Morgan Portfolio. An investment in the AST J.P. Morgan Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the AST J.P. Morgan Portfolio makes every effort to achieve its objective, it can't guarantee success.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Asset Transfer Program Risk. The AST J.P. Morgan Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner's account value from time to time and will systematically transfer amounts between the AST J.P. Morgan Portfolio and other portfolios (or, for one guaranteed minimum withdrawal benefit program, the insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the AST J.P. Morgan Portfolio and subject the AST J.P. Morgan Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the AST J.P. Morgan Portfolio's investment performance by requiring the New Subadviser to purchase and sell securities at inopportune times and by otherwise limiting their ability to fully implement their investment strategies. In addition, these predetermined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the AST J.P. Morgan Portfolio compared to other similar funds.

Commodity Risk. A commodity-linked derivative instrument is an financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instrument historically have been affected by, among other things, overall market movements and changes in interest and exchange rates and have may be volatile than the prices of investments in traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) to a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to the AST J.P. Morgan Portfolio that exceed the amount it originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the AST J.P. Morgan Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the AST J.P. Morgan Portfolio could go down and investors could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the AST J.P. Morgan Portfolio invests could go down.

Expense Risk. The actual cost of investing in the AST J.P. Morgan Portfolio may be higher than the expenses shown above in this Memorandum for a variety of reasons, including, for example, if the AST J.P. Morgan Portfolio's average net assets decreases significantly.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the AST J.P. Morgan Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price

(liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the AST J.P. Morgan Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: adverse changes in currency exchange rates may negatively affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the AST J.P. Morgan Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

High-Yield Risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Market and Management Risk. Markets in which the AST J.P. Morgan Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by the New Subadviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by the New Subadviser in making investment decisions for the AST J.P. Morgan Portfolio may not produce the desired results.

Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

Participation Notes (P-Notes) Risk. The AST J.P. Morgan Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underling security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the AST J.P. Morgan Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Recent Events Risk. The ongoing financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the New Subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments have increased deficit spending while the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject the AST J.P. Morgan Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand for real estate and office space, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under current tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Past Performance. Prior to August 20, 2012 the Portfolio was known as the AST Horizon Growth Asset Allocation Portfolio. Effective August 20, 2012 the Portfolio replaced the old subadviser (Horizon) with a new subadviser, changed its investment objective, policies, strategy, and expense structure. The performance figures furnished below reflect the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST Horizon Growth Asset Allocation Portfolio and is not representative in any way whatsoever of the Portfolio's current subadviser, investment objective, policies, strategy, and expense structure.

A number of factors, including risk, affected how the former AST Horizon Growth Asset Allocation Portfolio performed. The bar chart and table provides some indication of the risks of investing in the former AST Horizon Growth Asset Allocation Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1 year, 3 years, and since inception of the Portfolio compared with those of a broad measure of market performance. Past performance does not mean that the former AST Horizon Growth Asset Allocation Portfolio or the current AST J.P. Morgan Global Thematic Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the AST Horizon Growth Asset Allocation Portfolio's average annual returns compared to the returns of a custom blended stock index which includes the stocks of companies with similar investment objectives. The AST Horizon Growth Asset Allocation Portfolio's custom blended stock index consists of the Russell 3000 Index (60%), MSCI EAFE Index (10%), and the Barclays Capital Aggregate Bond Index (30%). The Investment Managers determined the weight of each index comprising the blended indexes.

Average Annual Returns

Best Quarter	Worst Quarter
2nd Quarter of 2009 15.34%	4th Quarter of 2008 -15.73%

Average Annual Total Returns (For the periods ended December 31, 2011)

	1 year	Since Inception (11/19/07)
Portfolio	-0.57%	0.34%
Index
Standard & Poor's 500 Index (reflects no deduction for fees, expenses or taxes)	2.09%	-1.77%
Blended Index (reflects no deduction for fees, expenses or taxes)	1.99%	0.67%

MANAGEMENT OF THE AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

Investment Managers: Prudential Investments LLC and AST Investment Services, Inc.

Subadviser: J.P. Morgan Investment Management Inc. (J.P. Morgan)

Portfolio Manager	Title	Service Date with Portfolio
Neill Nuttall	Managing Director	August 2012
Patrik Jakobson	Managing Director	August 2012
Nicole Fazio	Vice President	August 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

B. The following information is added at the end of the section of the Prospectus entitled "More Detailed Information on How the Portfolios Invest" in order to reflect the changes described above.

Investment Objective of the Portfolio. The investment objective of the AST J.P. Morgan Portfolio is to seek capital appreciation consistent with its specified level of risk tolerance. This investment objective is not a fundamental investment policy for the AST J.P. Morgan Portfolio and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval. No assurance can be given that the AST J.P. Morgan Portfolio will achieve its investment objective.

Principal Investment Strategies. The AST J.P. Morgan Portfolio is a multi asset-class fund that invests directly in, among other things, equity and equity-related securities, investment grade debt securities, high yield or "junk" bonds, real estate investments trusts (REITs), convertibles, Underlying Portfolios, and various types of derivative instruments. The Portfolio allocates its assets among various regions and countries throughout the world, including the United States. The New Subadviser uses various investment strategies and a global tactical asset allocation strategy in order to help the Portfolio achieve its investment objective.

Under normal circumstances, approximately 65% of the AST J.P. Morgan Portfolio's net assets will be invested to provide exposure to equity securities and approximately 35% of its net assets will be invested to provide exposure to fixed-income securities. Depending on market conditions, such equity exposure may range between 55-75% of the AST J.P. Morgan Portfolio's net assets and such fixed-income exposure may range between 25-45% of its net assets. Such exposures may be obtained through: (i) the purchase of "physical" securities ( e.g. , common stocks, bonds, etc.); (ii) the use of derivatives ( e.g. , futures contracts, currency forwards, etc.); and (iii) the purchase of Underlying ETFs. More specific information regarding the AST J.P. Morgan Portfolio's minimum, neutral, and maximum exposures to various asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
U.S. Equity	24.50%	36.50%	48.50%
REITs	0.50%	4.50%	8.50%
Developed Intl. Equity	2.0%	12.0%	22.0%
Emerging Intl. Equity	2.0%	8.0%	14.0%
Global Convertibles	0.0%	4.0%	8.0%
Total Equities	55	%*	65%	75	%**
Fixed-Income
U.S. Core Fixed Income	20.0%	30.0%	40.0%
U.S. "High Yield"	0.0%	3.0%	11.0%
Emerging Market Debt	0.0%	2.0%	6.0%
Total Fixed-Income	25	%***	35%	45	%****

*  Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 55% of the AST J.P. Morgan Portfolio's net assets.

**  Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 75% of the AST J.P. Morgan Portfolio's net assets.

***  Notwithstanding the individual minimum exposures for the various fixed-income segments, the minimum combined exposure to fixed-income investments is 25% of the AST J.P. Morgan Portfolio's net assets. Fixed-income futures may also be used for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.

****  Notwithstanding the individual maximum exposures for the various fixed-income segments, the maximum combined exposure to fixed-income investments is 45% of the AST J.P. Morgan Portfolio's net assets. Fixed-income futures may also be used for duration management and are not considered to have a notional market value and therefore are not included within the above ranges.

Subject to the overall exposures shown above, more specific information regarding the AST J.P. Morgan Portfolio's normal minimum, neutral, and maximum exposures to various sub-asset classes is set forth below.

Sub-Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Total Non-U.S. Assets	15.0%	25.25%	35.0%
Total REITs & Emerging Intl. Equity	5.0%	12.50%	20.0%
Total High Yield & Small-Cap Equity	0.0%*	6.0%	15.0%

 *  The minimum exposure applies to physical securities only. By using derivatives in small-cap equity, the minimum exposure may fall below 0%.

Temporary Defensive Investments. In response to adverse market, economic, or political conditions or to satisfy redemptions, the AST J.P. Morgan Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the U.S. Government, its agencies or instrumentalities or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds that are advised by PI, AST, or their affiliates. Investing heavily in these securities will limit the New Subadviser's ability to achieve the AST J.P. Morgan Portfolio's investment objective, but can help to preserve Portfolio assets.

C. The following information is added at the end of the table contained in the section of the Prospectus entitled "How the Fund Is Managed—Investment Management Fees" in order to reflect the changes described above.

AST J.P. Morgan Global Thematic Portfolio	0.95%

 D. The following information is added at the end of the section of the Prospectus entitled "How the Fund Is Managed—Investment Subadvisers" in order to reflect the changes described above.

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2011, J.P. Morgan and its affiliated companies had approximately $1.3 trillion in assets under management worldwide. J.P. Morgan's address is 270 Park Avenue, New York, New York 10017.

E. The following information is added at the end of the section of the Prospectus entitled "How the Fund Is Managed—Portfolio Managers" in order to reflect the changes described above.

AST J.P. Morgan Global Thematic Portfolio. Patrik Jakobson, Managing Director, is a portfolio manager with J.P. Morgan's Global Multi-Asset Group (GMAG). He is a member of the Global Strategy Team that is responsible for managing the group's tactical allocation investment process and global portfolio strategy. An employee since 1987, Patrik has served as a portfolio manager for the firm's global asset allocation and balanced portfolios since 1995 and has worked extensively with institutional clients on strategic asset allocation issues. He previously managed equity portfolios and worked as a research analyst specializing in the retail industry in corporate finance. Patrik earned a B.A. in economics from Harvard University and an M.B.A. in finance from the Wharton School of Business.

Neill Nuttall, Managing Director, joined J.P. Morgan in 1984. Neill is Chief Investment Officer and head of GMAG, with particular responsibility for global tactical asset allocation, total return and convertible bond portfolios. Prior to joining GMAG he worked for Jardine Fleming in Hong Kong as head of currency, Asian fixed income and convertible bond management, and more recently as a qualitative portfolio manager in the Currency Group in London. Previously, he worked for Standard Chartered Bank in Hong Kong and Thailand.

Nicole Fazio, CFA, Vice President, is a portfolio manager in GMAG based in New York. An employee since 2003, she is responsible for manager research and portfolio construction. Nicole also focuses on portfolio management and implementation of tactical asset allocation strategy across GMAG's accounts, as well as strategic asset allocation. Previously, she was a junior client portfolio manager within the group, helping to support the global asset allocation and balanced portfolios. Nicole holds a B.S. in Finance from Boston College and is a CFA charterholder.

ADVANCED SERIES TRUST

Supplement dated July 24, 2012 to the
Prospectus and Statement of Additional Information, each dated April 30, 2012

This supplement sets forth changes to the Prospectus (the Prospectus) and the Statement of Additional Information (SAI), each dated April 30, 2012, of Advanced Series Trust (the Trust). The Portfolios of the Trust discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and SAI.

The Prospectus and SAI are amended as follows:

I.     Subadviser Termination for AST Large-Cap Value Portfolio

The Board of Trustees of the Trust (the Board) has approved the termination of Eaton Vance Management (Eaton Vance) as subadviser to the AST Large-Cap Value Portfolio (the Large-Cap Portfolio). This change is expected to become effective on or about the close of business on August 20, 2012. All references to Eaton Vance are accordingly deleted from the Prospectus and SAI as of the effective date of the termination. The Large-Cap Portfolio’s subadvisory arrangements with Hotchkis and Wiley Capital Management, LLC will not be affected by the termination of Eaton Vance.

II.     Proposed Investment Management Fee Rate Increase and Other Changes to AST CLS Moderate Asset Allocation Portfolio (to be renamed AST RCM World Trends Portfolio)

The Board recently approved increasing the contractual investment management fee rate for the AST CLS Moderate Asset Allocation Portfolio (the AST CLS Portfolio) as part of a change to the Portfolio’s structure and strategy (described below). Implementation of such investment management fee rate increase is subject to shareholder approval in accordance with the requirements of the Investment Company Act of 1940.

Prudential Investments LLC and AST Investment Services, Inc. (together, the Co-Managers) and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to: (i) terminate CLS Investments, LLC as the sole subadviser for the AST CLS Portfolio, which currently operates as a fund-of-funds; (ii) retain RCM Capital Management, LLC (RCM) as the subadviser for the Portfolio; and (iii) have RCM implement a new investment strategy for the Portfolio, which would no longer invest substantially all of its assets in other investment companies. Specifically, if the increased investment management fee rate is approved by the shareholders of the AST CLS Portfolio, the revised fee schedule will become effective upon the addition of RCM as subadviser to the Portfolio. Such additions are currently expected to occur on or about February 25, 2013. In turn, once RCM becomes subadviser to the Portfolio, it is expected that: (i) RCM will commence implementation of their new investment strategy for the Portfolio; (ii) the name of the Portfolio will be changed from the AST CLS Moderate Asset Allocation Portfolio to the AST RCM World Trends Portfolio; and (iii) certain changes to the Portfolio’s investment objective, non-fundamental investment policies, and blended performance benchmark will become effective. Such changes are collectively referred to herein as the Portfolio Repositioning. More detailed information relating to the above-described investment management fee rate increase and the Portfolio Repositioning will be distributed to beneficial shareholders of the AST CLS Portfolio in a proxy statement that solicits the required shareholder approval of such investment management fee rate increase.

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